UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 19, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                      -------------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                       84-1214736
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  (Commission File Number)                 (I.R.S. Employer Identification No.)

              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT.............................1

               Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
               Compensatory Arrangements of Certain Officers.................1

SIGNATURES...................................................................1

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

       Item 5.02. Departure  of  Directors  or  Certain  Officers;  Election  of
                  Directors;   Appointment  of  Certain  Officers;  Compensatory
                  Arrangements of Certain Officers

Effective immediately, Environmental Service Professionals, Inc., a Nevada corporation (the Company), finalized its acceptance of the resignation of Peter Donato as its Chief Financial Officer, after discussions with Mr. Donato regarding the possibility of his retention on an interim basis since August 11, 2010. The Company has appointed Edward L. Torres to be its interim Chief Financial Officer for no additional compensation until a new Chief Financial Officer can be hired by the Company.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    -----------------------------------------
                                  (Registrant)

Date:  August 20, 2010


                   /s/ Edward Torres, Chief Executive Officer
                    ----------------------------------------
                     Edward Torres, Chief Executive Officer


















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